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                                                                      Exhibit 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 Nos. 333-69145, 333-75993, 333-64795, 333-04161, 33-49872,
33-6129, 333-69147, 333-38178, 333-38184, 333-50516, 333-19335-01, 333-86534 and
333-86530, Registration Statements on Form S-3 Nos. 333-59141, 333-82671-99,
333-65810 and 333-50516 and Registration Statements on Form S-4 Nos. 333-92029 of Newmont Mining Corporation of our report dated March 26, 2003 relating to the financial statements which appear in this Form 10-K.

March 27, 2003

/s/ PricewaterhouseCoopers LLP